UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
------------	------------	------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
--------------------------------------------------------------------
(Address of principal executive offices) (zip code)

833 571-0486
------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.
On January 8, 2024, Comerica Incorporated (“Comerica”) disclosed that it expects to record the following items for the fourth quarter of 2023:
•As previously disclosed, as a result of the Federal Deposit Insurance Corporation Board of Directors' November 16, 2023 approval of a special assessment to recover the loss to the Deposit Insurance Fund, Comerica expects to record an expense of $109 million.
•Comerica maintains a portfolio of approximately $7 billion of receive-fixed swaps (“Swaps”) with an accounting designation to Bloomberg Short-Term Bank Yield Index (“BSBY”)-referenced loans as part of its hedging program to protect Comerica’s financial position against changes in interest rates. On November 15, 2023, Bloomberg Index Services Limited announced it will discontinue publishing BSBY on November 15, 2024. Following internal and external consultations, Comerica determined that the accounting transition relief in ASC 848, Reference Rate Reform, is not available for BSBY cessation. Comerica intends to "re-designate" the Swaps to Secured Overnight Financing Rate (“SOFR”)-referenced loans in 2024. As a result, Comerica expects to recognize a net non-cash pretax charge of $91 million in noninterest income and a net non-cash pretax benefit of $3 million in net interest income, inclusive of changes in presentation of net interest payments, during the fourth quarter of 2023. Comerica expects to accrete back into income the financial impact of these charges over the remaining maturities of the Swaps, with the majority to take place in 2025 and 2026.
•Comerica has begun certain initiatives it expects will calibrate expenses to enhance earnings power while creating capacity for strategic and risk management investments. As a result, Comerica expects to record a $25 million expense related to these initiatives.
Each item above is quantified exclusive of the impact of any other events or circumstances. Comerica expects to disclose full details about these items and other aspects of its fourth quarter 2023 results on its January 19, 2024 conference call for that purpose and through written disclosure shortly prior to that call. Comerica expects to disclose that those results have been affected by the matters discussed in this Current Report as well as by other events and circumstances not discussed in this disclosure. As such, the results may differ materially from the forward-looking statements or projections Comerica has included in this Current Report or prior disclosures.
The information in this Current Report, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended; is not subject to the liabilities of that section; and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-looking Statements: Any statements in this report that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as designated, expects, will, and other future or condition verbs, and variations of such words, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this report and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” in Comerica's Annual Report on Form 10-K for the year ended December 31, 2022, as updated by "Item 1A. Risk Factors" in Comerica's Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this report or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Executive Vice President,
Chief Legal Officer and General Counsel

Date: January 8, 2024